Exhibit 99(a)
Windstream reports record broadband customer growth in third quarter
Merger efforts on track to achieve $40 million in net synergies in 2007
Release date: Nov. 9, 2006
LITTLE ROCK, Ark. – Windstream Corporation (NYSE: WIN) reported record broadband customer growth in its first quarterly earnings report as a public company. Windstream reported diluted earnings per share under Generally Accepted Accounting Principles (GAAP) of 43 cents, a 59 percent increase from a year ago that includes a non-cash after-tax gain of approximately $100 million related to the discontinuance of Statement of Financial Accounting Standard (SFAS) 71.
“Windstream delivered solid results for the quarter especially when you consider the substantial separation and integration efforts that took place with the launch of our new company,” said Jeff Gardner, President and CEO. “We are on track to achieve the targeted $40 million in net synergies in 2007 from the VALOR merger. Going forward, we will continue to focus on driving broadband and digital TV sales while aggressively managing expenses to bolster the cash generation capabilities of our business.”
Among the highlights for the third quarter on a GAAP basis:
•	Revenues were $771 million, a 6 percent increase from a year ago.

•	Operating income was $254 million, a 57 percent increase year-over-year.

•	Net income was $196 million, an 83 percent increase from a year ago.

•	Cash and short-term investments were $373 million at the end of the quarter.
Pro forma highlights for the third quarter from current businesses included:
•	Revenues were $795 million, essentially flat from a year ago.

•	Operating income before depreciation and amortization was $406 million, a decline of 2.4 percent year-over-year.

•	Average revenue per customer was $75.79, an increase of 2.4 percent from a year ago.

•	Windstream added 55,000 broadband customers, a quarterly record, bringing its total broadband customer base to more than 603,000 – a 48 percent increase from a year ago.

•	Access lines declined 4.2 percent year-over-year to 3.29 million lines.

Windstream was formed July 17, 2006, through the spinoff from Alltel and merger with VALOR Communications Group, Inc.
Windstream’s GAAP results reflect the Alltel wireline business for the full third quarter and the VALOR business starting July 17. Pro forma results from current businesses are non-GAAP financial measures and exclude the non-cash after-tax gain of $100 million related to the discontinuance of SFAS 71 and other one-time expenses related to the spinoff and merger and include the VALOR business for a full quarter. A reconciliation of pro forma results from current businesses to the comparable GAAP measures is included in the following financial schedules.
Conference call
Windstream will hold a conference call at 7:30 a.m. CST today to discuss the company’s third-quarter earnings results.
Interested parties can access the call by dialing 1-866-277-1182, passcode 91811408 five minutes prior to the start time. A replay of the call will be available beginning at 9:30 a.m. CST today and ending at midnight CST on Nov. 16. The replay can be accessed by calling 1-888-286-8010, passcode 94274528.
The conference call also will be streamed live over the company’s Web site at www.windstream.com/investors. A replay of the Web cast will be available on the Web site beginning at 9:30 a.m. CST today.
About Windstream
Windstream Corporation provides voice, broadband and entertainment services to customers in 16 states. The company has approximately 3.3 million access lines and about $3.2 billion in annual revenues. For more information, visit www.windstream.com.
Windstream claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including (without limitation) statements about expected realization of $40 million in net synergies in 2007, are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the regions in which Windstream operates; the extent, timing and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; changes in communications technology; the risks associated with the integration of acquired businesses; the potential for adverse changes in the ratings given to Windstream’s debt securities by nationally accredited ratings organizations; the availability and cost of financing in the corporate debt markets; the uncertainties related to Windstream’s strategic investments; the effects of work stoppages; the effects of litigation; potential outcome of income tax audits; the effects of federal and state legislation, rules and regulations governing the communications industry; product liability and other claims asserted against Windstream; and the risks that are described in the sections entitled “risk factors” and “special note concerning forward-looking statements” in the company’s proxy statement/prospectus-information statement dated May 26, 2006, and in Windstream’s other filings with the SEC. In addition to these factors, actual future performance, outcomes, and results may differ materially because of other, more general, factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. Forward-looking statements speak only as of the date they are made, and Windstream has no obligation to update or revise any forward-looking statements in light of new information or future events. Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this press release.
-end-
Media Relations Contact:
David Avery, 501-748-5876
david.avery@windstream.com
Investor Relations Contacts:
Mary Michaels, 501-748-7578
mary.michaels@windstream.com
Rob Clancy, 501-748-5550
rob.clancy@windstream.com

WINDSTREAM CORPORATION
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME-Page 1
(In thousands, except per share amounts)

	THREE MONTHS ENDED				NINE MONTHS ENDED
			Increase				Increase
	September 30,	September 30,	(Decrease)		September 30,	September 30,	(Decrease)
	2006	2005	Amount	%	2006	2005	Amount	%
UNDER GAAP:
Revenues and sales:
Service revenues	$693,500	$617,719	$75,781	12	$1,901,691	$1,849,967	$51,724	3
Product sales	77,860	111,199	(33,339)	(30)	304,027	328,070	(24,043)	(7)

Total revenues and sales	771,360	728,918	42,442	6	2,205,718	2,178,037	27,681	1

Costs and expenses:
Cost of services	234,885	197,921	36,964	19	620,623	610,143	10,480	2
Cost of products sold	48,327	93,491	(45,164)	(48)	234,693	273,417	(38,724)	(14)
Selling, general, administrative and other	94,578	84,167	10,411	12	259,102	253,503	5,599	2
Depreciation and amortization	124,142	119,032	5,110	4	325,658	368,380	(42,722)	(12)
Royalty expense to parent	—	67,429	(67,429)	(100)	129,598	202,287	(72,689)	(36)
Restructuring and other charges	15,413	4,706	10,707	228	22,881	4,706	18,175	386

Total costs and expenses	517,345	566,746	(49,401)	(9)	1,592,555	1,712,436	(119,881)	(7)

Operating income	254,015	162,172	91,843	57	613,163	465,601	147,562	32

Other income, net	2,513	12,125	(9,612)	(79)	3,757	12,031	(8,274)	(69)
Intercompany interest income from Alltel	14	7,199	(7,185)	(100)	31,918	10,878	21,040	193
Loss on extinguishment of debt	(7,944)	—	(7,944)	—	(7,944)	—	(7,944)	—
Interest expense	(91,405)	(4,448)	(86,957)	(1,955)	(99,848)	(13,607)	(86,241)	(634)

Income before income taxes and extraordinary item	157,193	177,048	(19,855)	(11)	541,046	474,903	66,143	14
Income taxes	60,785	69,682	(8,897)	(13)	213,173	185,157	28,016	15

Income before extraordinary item	96,408	107,366	(10,958)	(10)	327,873	289,746	38,127	13
Extraordinary item (net of income taxes)	99,703	—	99,703	—	99,703	—	99,703	—

Net income	$196,111	$107,366	$88,745	83	$427,576	$289,746	$137,830	48

Weighted average common shares:
Basic	461,354	402,930	58,424	14	422,405	402,930	19,475	5
Diluted	461,579	402,930	58,649	15	422,480	402,930	19,550	5

Earnings per share:
Basic:
Income before extraordinary item	$.21	$.27	$(.06)	(22)	$.78	$.72	$.06	8
Extraordinary item	.22	—	.22	—	.23	—	.23	—

Net income	$.43	$.27	$.16	59	$1.01	$.72	$.29	40

Diluted:
Income before extraordinary item	$.21	$.27	$(.06)	(22)	$.78	$.72	$.06	8
Extraordinary item	.22	—	.22	—	.23	—	.23	—

Net income	$.43	$.27	$.16	59	$1.01	$.72	$.29	40

PRO FORMA RESULTS FROM CURRENT BUSINESSES (A)
Revenues and sales	$794,766	$796,992	$(2,226)	—	$2,365,665	$2,386,479	$(20,814)	(1)
OIBDA (B)	$406,409	$416,478	$(10,069)	(2)	$1,232,049	$1,227,539	$4,510	—

(A)	Pro forma results from current businesses adjusts results of operations under Generally Accepted Accounting Principles (“GAAP”) for the effects of the spin-off of the Alltel Corporation (“Alltel”) wireline division and merger with Valor Communications Group, Inc. (Valor”). For further details of these adjustments, see the Notes to Unaudited Reconciliations of Results of Operations Under GAAP to Pro Forma Results from Current Businesses.

(B)	Operating income before depreciation and amortization (OIBDA).
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WINDSTREAM CORPORATION
UNAUDITED RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO PRO FORMA RESULTS FROM CURRENT
      BUSINESSES (NON-GAAP)-Page 2
      for the three months ended September 30, 2006
(In thousands, except per share amounts)

	Results of					Items		Pro Forma
	Operations	Valor				Excluded from		Results
	Under	Communications		Pro Forma		Current		from Current
	GAAP	Group, Inc. (A)		Adjustments		Businesses		Businesses
Revenues and sales:
Service revenues	$693,500	$23,914		$(765	) (E)	$—		$716,649
Product sales	77,860	257		—		—		78,117

Total revenues and sales	771,360	24,171		(765)		—		794,766

Costs and expenses:
Cost of services	234,885	7,030		(765	)(E)	—		241,150
Cost of products sold	48,327	324		—		—		48,651
Selling, general, administrative and other	94,578	3,978		—		—		98,556
Depreciation and amortization	124,142	4,128		2,049	(I)	—		130,319
Restructuring and other charges	15,413	15,595		—		(31,008	) (B)(C)	—

Total costs and expenses	517,345	31,055		1,284		(31,008)		518,676

Operating income	254,015	(6,884)		(2,049)		31,008		276,090
Other income, net	2,513	32		—		—		2,545
Intercompany interest income from Alltel	14	—		—		(14	)(P)	—
Loss on extinguishment of debt	(7,944)	—		—		7,944	(D)	—
Interest expense	(91,405)	(3,510)		(15,287	)(Q)	—		(110,202)

Income before income taxes and extraordinary item	157,193	(10,362)		(17,336)		38,938		168,433
Income taxes	60,785	(3,672)		(6,771	)(R)	15,209	(R)	65,551

Income before extraordinary item	96,408	(6,690)		(10,565)		23,729		102,882
Extraordinary item (net of income taxes)	99,703	—		—		(99,703	)(S)	—

Net income	$196,111	$(6,690)		$(10,565)		$(75,974)		$102,882

Weighted average common shares:
Basic	461,354	13,110	(J)					474,464
Diluted	461,579	13,110	(J)					474,689

Earnings per share:
Basic:
Income before extraordinary item	$.21							$.22
Extraordinary item	.22							—

Net income	$.43							$.22

Diluted:
Income before extraordinary item	$.21							$.22
Extraordinary item	.22							—

Net income	$.43							$.22

See notes on page 6 and 7 for a description of the line items marked (A) — (S).
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WINDSTREAM CORPORATION
UNAUDITED RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO PRO FORMA RESULTS FROM CURRENT
   BUSINESSES (NON-GAAP)-Page 3
for the three months ended September 30, 2005
(In thousands, except per share amounts)

	Results of					Items		Pro Forma
	Operations	Valor				Excluded from		Results
	Under	Communications		Pro Forma		Current		from Current
	GAAP	Group, Inc. (A)		Adjustments		Businesses		Businesses
Revenues and sales:
Service revenues	$617,719	$126,320		$(25,019	)(E)(F)(G)	$—		$719,020
Product sales	111,199	1,640		(34,867	)(F)	—		77,972

Total revenues and sales	728,918	127,960		(59,886)		—		796,992

Costs and expenses:
Cost of services	197,921	41,163		(16,384	)(E)(F)(H)	(244	)(L)	222,456
Cost of products sold	93,491	1,120		(42,000	)(F)	—		52,611
Selling, general, administrative and other	84,167	21,280				—		105,447
Depreciation and amortization	119,032	22,453		7,820	(H)(I)(J)	—		149,305
Royalty expense to parent	67,429	—		(67,429	)(K)	—		—
Restructuring and other charges	4,706	614		—		(5,320	)(M)(L)	—

Total costs and expenses	566,746	86,630		(117,993)		(5,564)		529,819

Operating income	162,172	41,330		58,107		5,564		267,173
Other income, net	12,125	(1,893)		—		2,339	(N)	12,571
Intercompany interest income from Alltel	7,199	—		—		(7,199	)(P)	—
Interest expense	(4,448)	(19,636)		(86,118	)(Q)	—		(110,202)

Income before income taxes	177,048	19,801		(28,011)		704		169,542
Income taxes	69,682	6,480		(10,941	)(R)	275	(R)	65,496

Net income	$107,366	$13,321		$(17,070)		$429		$104,046

Weighted average common shares:
Basic	402,930	70,948	(J)					473,878
Diluted	402,930	70,948	(J)					473,878

Earnings per share:
Basic	$.27							$.22
Diluted	$.27							$.22
See notes on page 6 and 7 for a description of the line items marked (A) — (S).
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WINDSTREAM CORPORATION
UNAUDITED RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO PRO FORMA RESULTS FROM CURRENT
     BUSINESSES (NON-GAAP)-Page 4
for the nine months ended September 30, 2006
(In thousands, except per share amounts)

	Results of					Items		Pro Forma
	Operations	Valor				Excluded from		Results
	Under	Communications		Pro Forma		Current		from Current
	GAAP	Group, Inc. (A)		Adjustments		Businesses		Businesses
Revenues and sales:
Service revenues	$1,901,691	$273,092		$(49,592	)(E)(F)(G)	$—		$2,125,191
Product sales	304,027	2,152		(65,705	)(F)	—		240,474

Total revenues and sales	2,205,718	275,244		(115,297)		—		2,365,665

Costs and expenses:
Cost of services	620,623	80,550		(32,119	)(E)(F)(H)	—		669,054
Cost of products sold	234,693	2,879		(78,873	)(F)	—		158,699
Selling, general, administrative and other	259,102	46,761		—		—		305,863
Depreciation and amortization	325,658	48,558		19,372	(H)(I)(J)	—		393,588
Royalty expense to parent	129,598	—		(129,598	)(K)	—		—
Restructuring and other charges	22,881	15,595		—		(38,476	)(B)(C)	—

Total costs and expenses	1,592,555	194,343		(221,218)		(38,476)		1,527,204

Operating income	613,163	80,901		105,921		38,476		838,461
Other income, net	3,757	315		—		—		4,072
Intercompany interest income from Alltel	31,918	—		—		(31,918	)(P)	—
Loss on extinguishment of debt	(7,944)	—		—		7,944	(D)	—
Interest expense	(99,848)	(43,275)		(187,484	)(Q)	—		(330,607)

Income before income taxes and extraordinary item	541,046	37,941		(81,563)		14,502		511,926
Income taxes	213,173	13,443		(31,859	)(R)	5,664	(R)	200,421

Income before extraordinary item	327,873	24,498		(49,704)		8,838		311,505
Extraordinary item (net of income taxes)	99,703	—		—		(99,703	)(S)	—

Net income	$427,576	$24,498		$(49,704)		$(90,865)		$311,505

Weighted average common shares:
Basic	422,405	51,457	(J)					473,862
Diluted	422,480	51,457	(J)					473,937

Earnings per share:
Basic:
Income before extraordinary item	$.78							$.66
Extraordinary item	.23							—

Net income	$1.01							$.66

Diluted:
Income before extraordinary item	$.78							$.66
Extraordinary item	.23							—

Net income	$1.01							$.66

See notes on page 6 and 7 for a description of the line items marked (A) — (S).
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WINDSTREAM CORPORATION
UNAUDITED RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO PRO FORMA RESULTS FROM CURRENT
      BUSINESSES (NON-GAAP)-Page 5
for the nine months ended September 30, 2005
(In thousands, except per share amounts)

	Results of					Items		Pro Forma
	Operations	Valor				Excluded from		Results
	Under	Communications		Pro Forma		Current		from Current
	GAAP	Group, Inc. (A)		Adjustments		Businesses		Businesses
Revenues and sales:
Service revenues	$1,849,967	$376,940		$(73,021	)(E)(F)(G)	$—		$2,153,886
Product sales	328,070	3,014		(98,491	)(F)	—		232,593

Total revenues and sales	2,178,037	379,954		(171,512)		—		2,386,479

Costs and expenses:
Cost of services	610,143	116,529		(49,997	)(E)(F)(H)	(244	)(L)	676,431
Cost of products sold	273,417	2,462		(116,218	)(F)	—		159,661
Selling, general, administrative and other	253,503	69,345		—		—		322,848
Depreciation and amortization	368,380	67,160		22,762	(H)(I)(J)	—		458,302
Royalty expense to parent	202,287	—		(202,287	)(K)	—		—
Restructuring and other charges	4,706	614		—		(5,320	)(M)(L)	—

Total costs and expenses	1,712,436	256,110		(345,740)		(5,564)		1,617,242

Operating income	465,601	123,844		174,228		5,564		769,237
Other income, net	12,031	(1,699)		—		2,339	(N)	12,671
Intercompany interest income from Alltel	10,878	—		—		(10,878	)(P)	—
Loss on extinguishment of debt	—	(29,262)		—		29,262	(O)	—
Interest expense	(13,607)	(65,104)		(251,896	)(Q)	—		(330,607)

Income before income taxes	474,903	27,779		(77,668)		26,287		451,301
Income taxes	185,157	8,852		(30,337	)(R)	10,268	(R)	173,940

Net income	$289,746	$18,927		$(47,331)		$16,019		$277,361

Weighted average common shares:
Basic	402,930	70,948	(J)					473,878
Diluted	402,930	70,948	(J)					473,878

Earnings per share:
Basic	$.72							$.59
Diluted	$.72							$.59
See notes on page 6 and 7 for a description of the line items marked (A) — (S).
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WINDSTREAM CORPORATION
NOTES TO UNAUDITED RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO PRO FORMA RESULTS FROM
     CURRENT BUSINESSES-Page 6
On July 17, 2006, Alltel Corporation (“Alltel”) completed the spin-off of its wireline telecommunications business to its stockholders and the merger of that wireline business with Valor Communications Group, Inc. (“Valor”). The resulting company was renamed Windstream Corporation (“Windstream” or the “Company”). As disclosed in the Windstream Form 8-K filed on November 9, 2006, the Company has presented in this earnings release unaudited pro forma results from current businesses, which include results from Valor’s businesses for periods prior to the merger, the additional amortization for the Valor customer list and interest expense on newly issued debt. It excludes costs associated with Hurricane Katrina, an impairment charge from Valor’s cellular partnership investment, the losses on the extinguishment of debt, the adjustments related to the discontinuation of Statement of Financial Accounting Standards (“SFAS”) No. 71, “Accounting for the Effects of Certain Types of Regulation”, royalty expense charged by Alltel for the use of the Alltel brand, intercompany interest income on interim financing from Alltel and restructuring and other charges. Windstream’s purpose for including the results of Valor’s businesses, and excluding Alltel royalty expense and the adjustments related to the discontinuance of SFAS No. 71, for periods prior to the merger is to improve comparability of results of operations for prior periods (which exclude Valor results and include Alltel royalty expenses under GAAP measures) to the results of operations for periods beginning with the third quarter of 2006 (which will include Valor results under GAAP measures, and will no longer reflect Alltel royalty expenses as those were discontinued as a result of the Merger, nor the effects of applying SFAS No. 71). Windstream’s purpose for its other adjustments is to focus on Windstream’s true earnings capacity associated with providing telecommunication services. Management believes the items either included or excluded from the pro forma results from current businesses are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the Company’s operations. For these reasons, management believes that presenting the current business measures assists investors by providing more meaningful comparisons of results from current and prior periods and by providing information that is a better reflection of core earnings capacity of the businesses. The Company uses pro forma results from current businesses as management’s primary measure of the performance of its business segments. Windstream management, including the chief operating decision-maker, uses these measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance, and the determination of management compensation.

(A)	To reflect operating results recognized by Valor prior to the spin-off and merger as if the merger had occurred as of January 1, 2005.

(B)	For the three months ended September 30, 2006, the Company incurred $15.4 million in costs associated with the spin-off of the Alltel wireline telecommunications business and merger with Valor, primarily consisting of rebranding costs of $11.2 million, consulting and legal fees of $2.5 million, system conversion costs of $1.1 million and employee-related benefit costs of $0.6 million. For the nine months ended September 30, 2006, the Company incurred $22.9 million in costs associated with the spin-off and merger, primarily consisting of rebranding costs of $11.4 million, consulting and legal fees of $6.1 million, system conversion costs of $4.6 million, and employee-related benefit costs of $0.8 million.

(C)	Prior to the merger, Valor incurred $15.6 million in restructuring costs, primarily consisting of $14.3 million of stock-based compensation expense resulting from the accelerated vesting of employee restricted stock triggered by the transaction, and other employee retention-related compensation resulting from the merger.

(D)	As a result of the prepayment of existing indebtedness in conjunction with this transaction, the Company incurred a loss on extinguishment of its debt in the amount of $7.9 million. The loss primarily consisted of prepayment premiums and the write-off of debt issuance costs.

(E)	This adjustment is to eliminate the intercompany revenues and related expenses associated with the agreement to provide customer billing services to Valor for periods prior to the merger.

(F)	Due to the discontinued application of SFAS No. 71 the Wireline segment now eliminates all intercompany transactions. Previously, intercompany transactions involving regulated wireline operations (excluding the acquired operations in Kentucky and Nebraska) were not eliminated because the revenues received and costs paid were priced in accordance with Federal Communications Commission guidelines and were recovered through the regulatory process (see Note S).

(G)	Due to the discontinued application of SFAS No. 71, the Wireline segment now recognizes directory revenue at the initial directory delivery date, less a deferral for second deliveries, consistent with the accounting polices established by the directory publishing operations, rather than over the life of the directory (see Note S).

WINDSTREAM CORPORATION
NOTES TO UNAUDITED RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO PRO FORMA RESULTS FROM
     CURRENT BUSINESSES-Page 7
(H)	Due to the discontinued application of SFAS No. 71, Wireline segment results reflect the reversal of the liability associated with the cost of removal of an asset as determined under regulatory guidelines, and the related reduction in depreciation expense. This reversal is partially offset by the recognition of an asset retirement obligation as a result of the adoption of SFAS No. 143, “Accounting for Asset Retirement Obligations” (“SFAS No. 143”) that became effective January 1, 2003, and the effect of FIN 47, “Accounting for Conditional Asset Retirement Obligations” (“FIN 47”), effective for fiscal years ending after December 15, 2005. Wireline segment results reflect FIN 47 as if applied as of January 1, 2005 (see Note S).

(I)	To recognize additional amortization for the Valor customer list.

(J)	This adjustment reflects the additional shares outstanding prior to the merger with Valor as if the merger had been consummated on January 1, 2005.

(K)	Royalty expense charged by Alltel to the Company for the use of the Alltel brand name was eliminated due to the spin-off of the wireline telecommunication business from Alltel.

(L)	Windstream incurred incremental costs of $0.2 million related to Hurricane Katrina consisting of system maintenance costs to restore network facilities and $0.6 million related to damage to certain of its property in the third quarter of 2005.

(M)	The Company incurred $4.7 million in restructuring charges, which consisted of severance and employee benefit costs related to a planned workforce reduction, in the third quarter of 2005.

(N)	Valor incurred a $2.3 million impairment charge in the third quarter of 2005 associated with its cellular partnership investment due to a decline in the fair value of that investment driven by a decline in its earnings.

(O)	As a result of the prepayment of existing indebtedness, Valor incurred a loss on extinguishment of debt in the amount of $29.3 million. The loss primarily consisted of prepayment premiums, breakage costs, and the write-off of debt issue costs in the first quarter of 2005.

(P)	To eliminate intercompany interest income earned from Alltel on interim financing activities.

(Q)	This adjusts reported interest expense to the pro-forma interest expense to be recognized on the debt structure of Windstream following the spin-off from Alltel and merger with Valor. The adjustment considers (1) the estimated interest expense to be recognized on both surviving and newly issued debt of the Company, (2) the amortization of debt issuance costs capitalized and original issue discount associated with the newly issued debt, (3) the effects of amortizing the assignment of a $15.0 million fair value adjustment to Valor’s surviving Senior Note (assumed effective January 1, 2005), and (4) the elimination of reported interest expense for both Windstream and Valor.

(R)	Tax-related effect of the items discussed in Notes A-Q above.

(S)	During the third quarter of 2006, the Company discontinued the application of SFAS No. 71, “Accounting for the Effects of Certain Types of Regulation”. In accordance with SFAS No. 101, “Regulated Enterprises — Accounting for the Discontinuance of Application of FASB Statement No. 71”, Windstream eliminated from its balance sheets the effects of any actions of regulators, resulting in an extraordinary non-cash gain, net of tax.

WINDSTREAM CORPORATION
UNAUDITED SUPPLEMENTAL OPERATING INFORMATION-Page 8
(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED				NINE MONTHS ENDED
			Increase				Increase
	September 30,	September 30,	(Decrease)		September 30,	September 30,	(Decrease)
	2006	2005	Amount	%	2006	2005	Amount	%
UNDER GAAP
Wireline:
Revenues and sales	$727,989	$639,191	$88,798	14	$1,977,866	$1,911,912	$65,954	3
Access lines	3,287,553	2,919,862	367,691	13
Net access line additions (losses)
Internal	(39,267)	(33,138)	(6,129)	(18)	(93,272)	(89,526)	(3,746)	(4)
Acquired	495,152	—	495,152	—	495,152	—	495,152	—

Net access line additions (losses)	455,885	(33,138)	489,023	1,476	401,880	(89,526)	491,406	549

Average access lines	3,216,516	2,937,588	278,928	9	2,997,553	2,966,491	31,062	1
Broadband customers	603,114	359,975	243,139	68
Net broadband additions
Internal	54,382	40,660	13,722	34	138,370	116,650	21,720	19
Acquired	67,048	—	67,048	—	67,048	—	67,048	—

Net broadband additions	121,430	40,660	80,770	199	205,418	116,650	88,768	76

Average revenue per customer per month (A)	$75.44	$72.53	$2.91	4	$73.31	$71.61	$1.70	2
Long-distance customers	2,006,899	1,757,069	249,830	14
Net long-distance customer additions (losses)
Internal	5,546	(22,744)	28,290	124	16,451	(13,783)	30,234	219
Acquired	239,686	—	239,686	—	239,686	—	239,686	—

Net long-distance customer additions (losses)	245,232	(22,744)	267,976	1,178	256,137	(13,783)	269,920	1,958

Consolidated:
Capital expenditures	$88,490	$78,267	$10,223	13	$244,156	$237,363	$6,793	3

FROM PRO FORMA RESULTS (B)
Wireline:
Revenue and sales	$752,160	$766,059	$(13,899)	(2)	$2,249,671	$2,287,770	$(38,099)	(2)
Access lines	3,287,553	3,431,453	(143,900)	(4)
Net access line losses	(40,684)	(38,747)	(1,937)	(5)	(103,460)	(105,272)	1,812	2
Average access lines	3,308,008	3,451,630	(143,622)	(4)	3,310,892	3,486,472	(175,580)	(5)
Broadband customers	603,114	407,198	195,916	48
Net broadband additions	55,268	47,852	7,416	15	152,739	140,989	11,750	8
Average revenue per customer per month (A)	$75.79	$73.98	$1.81	2	$75.50	$72.91	$2.59	4
Long-distance customers	2,006,899	1,986,599	20,300	1

Consolidated:
Capital expenditures	$90,372	$92,335	$(1,963)	(2)	$270,194	$278,098	$(7,904)	(3)

(A)	Average revenue per customer per month is calculated by dividing total wireline revenues by average customers for the period.

(B)	Pro forma results from current businesses adjusts results of operations under Generally Accepted Accounting Principles (“GAAP”) for the effects of the spin-off of theAlltel Corporation (“Alltel”) wireline division and merger with Valor Communications Group, Inc. (Valor”). For further details of these adjustments, see the Notes to Unaudited Reconciliations of Results of Operations Under GAAP to Pro Forma Results from Current Businesses.
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WINDSTREAM CORPORATION
UNAUDITED CONSOLIDATED BALANCE SHEETS UNDER GAAP-Page 9
(In thousands)

	September 30,	December 31,
	2006	2005
ASSETS
CURRENT ASSETS:
Cash and short-term investments	$372,976	$11,912

Accounts receivable (less allowance for doubtful accounts of $14,750 and $14,143, respectively)	420,407	312,761

Inventories	40,088	36,858
Prepaid expenses and other	34,811	33,635

Total current assets	868,282	395,166

Investments	17,811	2,015
Goodwill	1,999,372	1,218,653
Other intangibles	1,112,823	317,754

PROPERTY, PLANT AND EQUIPMENT:
Gross property, plant and equipment	8,590,033	7,343,776
Less accumulated depreciation	4,699,665	4,380,184

Net property, plant and equipment	3,890,368	2,963,592

Other assets	273,092	32,547

TOTAL ASSETS	$8,161,748	$4,929,727

	September 30,	December 31,
	2006	2005
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$21,237	$22,133
Accounts payable	215,356	145,446
Advance payments and customer deposits	64,979	60,433
Accrued taxes	89,769	83,089
Accrued dividends	97,265	—
Accrued interest	89,768	4,205
Other current liabilities	74,035	48,723

Total current liabilities	652,409	364,029

Long-term debt	5,477,428	238,745
Deferred income taxes	1,063,860	680,557
Other liabilities	365,165	157,190

SHAREHOLDERS’ EQUITY:
Common stock	47	—
Treasury stock	(300)	—
Additional paid-in capital	556,842	—
Parent company investment	—	1,455,252
Unrealized holding loss on investment	(25,322)	—
Foreign currency translation adjustment	—	482
Retained earnings	71,619	2,033,472

Total shareholders’ equity	602,886	3,489,206

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,161,748	$4,929,727

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WINDSTREAM CORPORATION
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP-Page 10
(In thousands)

	NINE MONTHS ENDED
	September 30,	September 30,
	2006	2005
Net Cash Provided from Operations:
Net income	$427,576	$289,746
Adjustments to reconcile net income to net cash provided from operations:
Depreciation and amortization	325,658	368,380
Provision for doubtful accounts	15,782	21,036
Extraordinary item	(99,704)
Deferred tax credits	13,969	731
Other, net	10,874	1,778
Changes in operating assets and liabilities
Accounts receivable	(30,996)	3,221
Accounts payable	28,535	4,141
Accrued interest	72,560	4,230
Accrued taxes	98,309	45,832
Other liabilities	35,855	(3,075)
Other, net	(30,084)	(873)

Net cash provided from operations	868,334	735,147

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(244,156)	(237,363)
Acquisition of Valor Communications	69,037	—
Other, net	4,347	(3,171)

Net cash used in investing activities	(170,772)	(240,534)

Cash Flows from Financing Activities:
Dividends paid on common shares	(4,887)	—
Dividend paid to Alltel pursuant to spin-off	(2,275,083)	—
Dividends paid to Alltel prior to spin-off	(98,996)	(169,163)
Repayment of borrowings	(861,363)	(1,018)
Debt issued	3,158,802	—
Changes in advances to Alltel prior to spin-off	(254,971)	(329,098)

Net cash used in financing activities	(336,498)	(499,279)

Increase (decrease) in cash and short-term investments	361,064	(4,666)

Cash and short-term Investments:
Beginning of the period	11,912	13,077

End of the period	$372,976	$8,411

WINDSTREAM CORPORATION
UNAUDITED RECONCILIATION OF OPERATING INCOME UNDER GAAP TO PRO FORMA OIBDA FROM CURRENT
     BUSINESSES (NON-GAAP)-Page 11
(In thousands)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30,	September 30,	September 30,	September 30,
	2006	2005	2006	2005
Operating income under GAAP	$254,015	$162,172	$613,163	$465,601

Pro forma adjustments:
Valor operating income prior to merger	(6,884)	41,330	80,901	123,844
Customer list amortization	(2,049)	(11,000)	(24,049)	(33,000)
Royalty expense	—	67,429	129,597	202,287
Restructuring and other charges	31,008	5,563	38,476	5,563
Discontinuance of SFAS No. 71
Cost of removal	—	2,690	3,698	8,769
Asset retirement obligation	—	(408)	(865)	(1,200)
Directory publishing revenues	—	(1,093)	(3,440)	(4,097)
Regulatory asset	—	490	980	1,470

Adjusted operating income	276,090	267,173	838,461	769,237
Depreciation and amortization	130,319	149,305	393,588	458,302

Pro forma OIBDA from current businesses	$406,409	$416,478	$1,232,049	$1,227,539

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